I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.

JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D'UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Virginie Ethier

Director - Directeur

Date

Canada Business Corporation Act
JUN JUIN 1 8 2015
Loi canadienne sur les sociétés par actions

Industry Canada | Industrie Canada

Certificate of Amalgamation

Certificat de fusion

Canada Business Corporations Act

Loi canadienne sur les sociétés par actions

CANNASAT THERAPEUTICS INC.

Name of corporation-Dénomination de la société

435611-0

Corporation number-Numéro de la société

I hereby certify that the above-named corporation resulted from an amalgamation, under section 185 of the *Canada Business Corporations Act*, of the corporations set out in the attached articles of amalgamation.

Je certifie que la société susmentionnée est issue d'une fusion, en vertu de l'article 185 de la *Loi canadienne sur les sociétés par actions*, des sociétés dont les dénominations apparaissent dans les statuts de fusion ci-joints.

Richard G. Shaw
Director - Directeur

March 15, 2006 / le 15 mars 2006

Date of Amalgamation - Date de fusion

Canada

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

FORM 9 ARTICLES OF AMALGAMATION (SECTION 185)

FORMULAIRE 9 STATUTS DE FUSION (ARTICLE 185)

1 — Name of the Amalgamated Corporation / Dénomination sociale de la société issue de la fusion

CANNASAT THERAPEUTICS INC.

2 — The province or territory in Canada where the registered office is to be situated / La province ou le territoire au Canada où se situera le siège social

Ontario

3 — The classes and any maximum number of shares that the corporation is authorized to issue / Catégories et tout nombre maximal d'actions que la société est autorisée à émettre

The Corporation is authorized to issue an unlimited number of Common shares, the rights, privileges, restrictions and conditions of which are set out on Schedule "A" attached hereto.

4 — Restrictions, if any, on share transfers / Restrictions sur le transfert des actions, s'il y a lieu

None.

5 — Number (or minimum and maximum number) of directors / Nombre (ou nombre minimal et maximal) d'administrateurs

Minimum of three; maximum of 15

6 — Restrictions, if any, on business the corporation may carry on / Limites imposées à l'activité commerciale de la société, s'il y a lieu

None.

7 — Other provisions, if any / Autres dispositions, s'il y a lieu

None.

8 — The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows: / La fusion a été approuvée en accord avec l'article ou le paragraphe de la Loi indiqué ci-après

- [X] 183
- [ ] 184(1)
- [ ] 184(2)

9 — Name of the amalgamating corporations / Dénomination sociale des sociétés fusionnantes	Corporation No. / N° de la société	Signature	Date	Title / Titre	Tel. No. / N° de tél.
Lonsdale Public Ventures Inc.	4347765	[signature]	March 14, 2006	**Director**	**(416) 703-2449**
Cannasat Therapeutics Inc.	**4172698**	[signature]	March 14, 2006	Chief Executive Officer	**(416) 703-2449**

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT

R 15 MAR '06 12:03

IC 3190 (2004/12)

Canada

3 – The classes and any maximum number of shares that the corporation is authorized to issue (continued)

Schedule "A"

(a) the holders of Common shares shall be entitled to one vote for each Common share held by them at all meetings of shareholders; and

(b) the holders of Common shares shall be entitled to receive the remaining property of the Corporation on dissolution.

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.

JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D'UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Virginie Ethier

Director - Directeur

Date

Canada Business Corporation Act
JUN JUIN 1 8 2015
Loi canadienne sur les sociétés par actions

Canada

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Cynapsus Therapeutics Inc.

Corporate name / Dénomination sociale

435611-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Marcie Girouard

Director / Directeur

2012-06-01

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada | Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Cynapsus Therapeutics Inc.

2 Corporation number
Numéro de la société
435611-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation amends the other provisions as follows:
Les autres dispositions sont modifiées comme suit :
See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
ANDREW WILLIAMS

ANDREW WILLIAMS
(416) 703-2449 X253

Note Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA)
Nota Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ ou d'un emprisonnement maximal de six mois, ou de ces deux peines (paragraphe 250(1) de la LCSA)

Canada

IC 3069 (2008/04)

Schedule / Annexe

Other Provisions / Autres dispositions

The board of directors are hereby empowered from time to time to appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.

JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D'UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Virginie Ethier

Director - Directeur

Date

Canada Business Corporation Act
JUN JUIN 1 8 2015
Loi canadienne sur les sociétés par actions

Canada

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Cynapsus Therapeutics Inc.

Corporate name / Dénomination sociale

435611-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Marcie Girouard

Director / Directeur

2013-02-28

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada / Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Cynapsus Therapeutics Inc.

2 Corporation number
Numéro de la société
435611-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation amends the other provisions as follows:
Les autres dispositions sont modifiées comme suit :
See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Andrew Williams

Andrew Williams
416-703-2449 x253

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA)

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA)

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049

Schedule / Annexe
Other Provisions / Autres dispositions

To consolidate the issued and outstanding Common shares on the basis of 10 existing Common shares for 1 new Common share.

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.

JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D'UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Virginie Ethier

Director - Directeur

Date Canada Business Corporation Act JUN JUIN 18 2015 Loi canadienne sur les sociétés par actions

Canada

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Cynapsus Therapeutics Inc.

Corporate name / Dénomination sociale

435611-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Richard G. Shaw

Director / Directeur

2010-04-14

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
CANNASAT THERAPEUTICS INC.

2 Corporation number
Numéro de la société
435611-0

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation changes its name to:
La dénomination sociale est modifiée pour :
Cynapsus Therapeutics Inc.

4 Declaration: I certify that I am a director or an officer of the corporation
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société

Original signed by / Original signé par
Andrew Williams

Andrew Williams
416-703-2449

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA)
Nota Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ ou d'un emprisonnement maximal de six mois, ou de ces deux peines (paragraphe 250(1) de la LCSA)

Canada

IC 3069 (2008/04)

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi canadienne sur les sociétés par actions

I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.

JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D'UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Virginie Ethier

Director - Directeur

Date Canada Business Corporation Act — JUN JUIN 18 2015 — Loi canadienne sur les sociétés par actions

Canada

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

Cynapsus Therapeutics Inc.

Corporate name / Dénomination sociale

435611-0

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Virginie Ethier

Director / Directeur

2015-05-15

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada | Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Cynapsus Therapeutics Inc.

2 Corporation number
Numéro de la société
4366110

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation amends the description of classes of shares as follows:
La description des catégories d'actions est modifiée comme suit :
See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Andrew Williams
416-703-2449

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA)

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA)

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049

Canada

IC 3069 (2008/04)

Schedule / Annexe

Description of Classes of Shares / Description des catégories d'action

The issued and outstanding common shares in the capital of the Corporation (each, a Common Share) are hereby consolidated on the basis of one (1) post-consolidation Common Share for each sixteen (16) pre-consolidation Common Shares.

No fractional Common Shares will be issued in connection with the Consolidation and, in the event that a shareholder would otherwise be entitled to receive a fractional Common Share upon consolidation, those shareholders shall have such fractional Common Share cancelled.